Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Immuneering Corporation. (the “Company”) for the quarterly period ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 9, 2021

By:	/s/ Benjamin J. Zeskind
Name:	Benjamin J. Zeskind, Ph.D.
Title:	Co-Founder, President, Chief Executive Officer and Director (Principal Executive Officer)